Legg Mason Opportunity Trust





                         PROSPECTUS AUGUST 1, 2005

                                PRIMARY CLASS
                                INSTITUTIONAL CLASS
                                FINANCIAL INTERMEDIARY CLASS




                                      logo

The shares offered by this Prospectus are subject to various fees and expenses, which may include distribution and service (12b-1) fees. See "Fees and Expenses of the Fund" on page 8 and "Distribution Plan" on page 10.



As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS
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About the fund:
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         1        Investment objective and policies

         2        Principal risks

         6        Performance

         8        Fees and expenses of the fund

         10       Distribution plan

         11       Management




About your investment:
--------------------------------------------------------------------------------

         12       Shareholder eligibility

         14       How to invest

         19       How to redeem your shares

         22       Account policies

         25       Services for investors

         27       Distributions and taxes

         28       Portfolio disclosure policy

         29       Financial highlights

[GRAPHIC] INVESTMENT OBJECTIVE AND POLICIES


Legg Mason Opportunity Trust ("Opportunity Trust") offers three classes of shares: Primary Class, Financial Intermediary Class and Institutional Class. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different sales charge structures and different eligibility requirements for investing. (See "Fees and Expenses of the Fund" beginning on page 8 and "Shareholder Eligibility" beginning on page 12).

Investment Objective: Long-term growth of capital.

Principal Investment Strategies:

The fund invests in securities, derivatives and other financial instruments that, in the fund's adviser's opinion, offer the opportunity for long-term growth of capital.

The fund's adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock; securities issued by investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies, and foreign investment companies; securities issued by exchange-traded funds; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; commodity-linked derivatives; and other instruments. Further, the fund may sell securities and other instruments short. The fund may also borrow money for investment purposes, in amounts up to 10% of the fund's net assets, a practice known as "leveraging." Although the fund's adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the fund, such securities may include investments rated below investment grade, commonly referred to as junk bonds.

The fund's adviser may decide to sell investments given a variety of circumstances, such as when an investment no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling or to realize gains or limit losses.

When cash is temporarily available, or for temporary defensive purposes, when the fund's adviser believes such action is warranted by abnormal market, economic or other situations, the fund may invest without limit in cash, money market instruments, bonds or other debt securities. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *

The fund's investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval.

[GRAPHIC] PRINCIPAL RISKS

In General:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's flexible investment strategy may make it difficult for an investor to evaluate the future risk profile of an investment in the fund because of the adviser's ability to significantly change the composition of the fund's investments. The fund is subject to the risk that poor security selection will cause the fund to under perform its benchmark or other funds with similar objectives. Additionally, the fund's use of specialized investment strategies such as short sales, options, futures, other derivatives and borrowing for investment purposes creates additional risks not found in mutual funds which do not engage in these strategies.

Equity Securities:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock. At different times, the fund's performance may be especially subject to the performance of the specific industries and sectors that are selected by the fund's adviser.

It is anticipated that some of the portfolio securities may not be widely traded, and that the fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for the fund to dispose of such securities at a desired time or price and the fund may lose money as a result of any such sales.

The fund's adviser may at times emphasize a value approach to investing, and may at other times emphasize a growth approach:

         The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time.

         The growth approach to investing involves the risk that growth stocks may react with greater volatility to negative forecasts concerning particular stocks, industries, sectors or the economy in general. Growth stocks as a group may be out of favor for a long period of time.

Company Risk:

The fund invests in securities that often involve certain special circumstances that the fund's adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Small and Mid-Sized Company Securities:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies, the securities of small companies generally are less liquid;

and smaller companies generally are more likely to be adversely affected by
poor  economic  or  market  conditions.   Small-sized   companies  may  also  be
undervalued because few, if any, investment researchers follow them.

Securities of Other Investment Companies and Exchange-Traded Funds:

Investing in securities issued by investment companies and exchange-traded funds
(ETFs) involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. In addition, these investments typically result in additional costs, including management and/or advisory fees, operating expenses and transaction charges.

Real Estate Investment Trusts:

Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Foreign Markets:

Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risks. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Debt Securities:

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by the fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of the fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better by Moody's Investors Service, Inc., and unrated securities considered by the fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which the fund may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody's Investors Service, Inc. considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.

Convertible Securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives:

Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

Commodity Derivatives:

Commodity derivatives are derivatives in which the underlying asset is a commodity or has the characteristics of a commodity. Investments in commodity derivatives entail significant risk, including risk of loss of a significant portion of their principal value. Because the performance of these investments is derived from the underlying commodity prices, these investments are subject to the movements of prices in the potentially volatile commodity markets. These investments may also create leverage and as a result may cause the fund to increase or decrease in value more quickly than would an investment in the underlying asset.

Non-Diversification:

The fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Short Sales:

A short sale involves the sale by the fund of a security or other asset that it does not own, i.e., that is borrowed from a third party, with the hope of purchasing the same asset at a later date at a lower price. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short. Such transactions may also involve the cost of borrowing the security and the creation of leverage.

Leveraging:

The fund may borrow money for investment purposes, also known as "leveraging." Leverage is the ability to earn a return on a capital base that is larger than the fund's net assets. Use of leverage can magnify the effects of changes in the value of the fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. For example, if the fund borrows money to buy securities and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. The fund will also incur interest expense on any money borrowed. Short sales also create leverage.

[GRAPHIC]  PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

Financial Intermediary Class commenced operations on February 13, 2004. As such, this share class does not have a full calendar year of performance information to report. Each class is invested in the same portfolio of securities. Therefore, the annual total returns for Financial Intermediary Class shares would differ only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Primary Class shares.

                              Primary Class Shares

  Year-by-year total return as of December 31 of each year (before taxes) (%):

-------------------------- ------------------------- ----------------------- ----------------------- -----------------------
          2000                       2001                     2002                    2003                    2004
-------------------------- ------------------------- ----------------------- ----------------------- -----------------------
-------------------------- ------------------------- ----------------------- ----------------------- -----------------------
         (1.68)                      1.94                   (15.52)                  67.95                   13.80
-------------------------- ------------------------- ----------------------- ----------------------- -----------------------

                      During the past five calendar years:

---------------------------------------- -------------------------------------- --------------------------------------
                                                     Quarter Ended                          Total Return
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Best quarter:                                    June 30, 2003                                  38.29%
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Worst quarter:                                   September 30, 2001                            (29.49)%
---------------------------------------- -------------------------------------- --------------------------------------

                          Average Annual Total Returns

The table below shows the fund's average annual total returns before taxes for all classes. In addition, return after taxes is shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns for the Standard & Poor's 500 Stock Composite Index ("S&P 500 Stock
Composite Index"), a market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market.

For the periods ended December 31, 2004:

---------------------------------------- ------------------------ ----------------------------- ----------------------------
Opportunity Trust                                1 Year                     5 Years                    Life of Class
---------------------------------------- ------------------------ ----------------------------- ----------------------------
---------------------------------------- ------------------------ ----------------------------- ----------------------------
Primary Class Shares -
Return Before Taxes                              13.80%                      10.11%                     10.10%(a)
Return After Taxes on Distributions (b)          13.80%                      9.85%                       9.84%(a)
Return After Taxes on Distributions               8.97%                      8.63%                       8.62%(a)
and Sale of Fund Shares (b)
---------------------------------------- ------------------------ ----------------------------- ----------------------------
---------------------------------------- ------------------------ ----------------------------- ----------------------------
Institutional Class Shares -
Return Before Taxes                              15.02%                       N/A                        11.29%(c)
---------------------------------------- ------------------------ ----------------------------- ----------------------------
---------------------------------------- ------------------------ ----------------------------- ----------------------------
S&P 500 Stock Composite Index                    10.88%                     (2.30)%                     (2.30)%(d)
(reflects no deduction for fees,
expenses or taxes)
---------------------------------------- ------------------------ ----------------------------- ----------------------------


                                       6

(a)  December 30, 1999 (commencement of operations) to December 31, 2004.
(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's other classes will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").
(c)  June 26, 2000  (commencement  of  operations) to December 31, 2004.
(d)  For the period December 31, 1999 to December 31, 2004.

[GRAPHIC]  FEES AND EXPENSES OF THE FUND

     The tables below describe the fees and expenses you may incur directly or indirectly as an investor in each respective class of the fund. The fund pays operating expenses directly out of the assets of the appropriate class, thereby lowering that class's dividends and/or share price. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees. The Primary Class have no initial sales charge, but they are subject to a deferred sales charge.

                                Shareholder Fees
                    (fees paid directly from your investment)

------------------------------------------------- -------------------- ---------------------- ----------------------
                                                  Primary Class        Financial              Institutional Class
                                                  Shares               Intermediary Class     Shares
                                                                       Shares
------------------------------------------------- -------------------- ---------------------- ----------------------
------------------------------------------------- -------------------- ---------------------- ----------------------
Sales Charge (Load) Imposed on Purchases                 None                  None                   None
------------------------------------------------- -------------------- ---------------------- ----------------------
------------------------------------------------- -------------------- ---------------------- ----------------------
Sales Charge (Load) Imposed on Reinvested                None                  None                   None
Dividends
------------------------------------------------- -------------------- ---------------------- ----------------------
------------------------------------------------- -------------------- ---------------------- ----------------------
Redemption Fee                                           None                  None                   None
------------------------------------------------- -------------------- ---------------------- ----------------------
------------------------------------------------- -------------------- ---------------------- ----------------------
Maximum Deferred Sales Charge (Load)                   1.00%(a)                None                   None
------------------------------------------------- -------------------- ---------------------- ----------------------

(a) Applies only to shares redeemed within 12 months of purchase. This deferred sales charge is not applicable where the shareholder's broker-dealer of record notifies the distributor prior to the time of investment that the broker-dealer waives the compensation otherwise payable to it. This fee will not be charged to Legg Mason customers.



                              Annual Fund Operating Expenses
                       (expenses that are deducted from fund assets)

---------------------------------- ------------------ ----------------- ------------------
                                     Primary Class       Financial        Institutional
                                        Shares          Intermediary      Class Shares
                                                        Class Shares
---------------------------------- ------------------ ----------------- ------------------
---------------------------------- ------------------ ----------------- ------------------
Management Fees                       0.76%                0.76%              0.76%
---------------------------------- ------------------ ----------------- ------------------
---------------------------------- ------------------ ----------------- ------------------
Distribution and/or Service           1.00%               0.25%(a)            None
(12b-1) Fees
---------------------------------- ------------------ ----------------- ------------------
---------------------------------- ------------------ ----------------- ------------------
Other Expenses                        0.11%                0.12%              0.08%
---------------------------------- ------------------ ----------------- ------------------
---------------------------------- ------------------ ----------------- ------------------
Total Annual Fund Operating           1.87%                1.13%              0.84%
Expenses
---------------------------------- ------------------ ----------------- ------------------

(a) The 12b-1 fee shown in the table reflects the amount at which the Directors have currently limited payments under the fund's Financial Intermediary Class Distribution Plan. Pursuant to the Distribution Plan, the Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.


                                       8


Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


------------------------------------------ ------------------------- ---------------- ------------------- ------------------
            Opportunity Trust                       1 Year               3 Years           5 Years            10 Years
------------------------------------------ ------------------------- ---------------- ------------------- ------------------
------------------------------------------ ------------------------- ---------------- ------------------- ------------------
Primary Class
-Assuming  redemption  within  the  first            $293                 $588              $1,011             $2,190
year after purchase
-Assuming no redemption  within the first            $190                 $588              $1,011             $2,190
year after purchase
------------------------------------------ ------------------------- ---------------- ------------------- ------------------
------------------------------------------ ------------------------- ---------------- ------------------- ------------------
Financial Intermediary Class                         $115                 $359               $622              $1,375
------------------------------------------ ------------------------- ---------------- ------------------- ------------------
------------------------------------------ ------------------------- ---------------- ------------------- ------------------
Institutional Class                                  $86                  $268               $466              $1,037
------------------------------------------ ------------------------- ---------------- ------------------- ------------------

[GRAPHIC] DISTRIBUTION PLAN

Distributor of the Fund's Shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares.

The fund has adopted plans under Rule 12b-1 with respect to its Primary Class and Financial Intermediary Class shares that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Primary Class shares under the plan, the fund may pay Legg Mason an annual distribution fee equal to 0.75% of the fund's average daily net assets and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares.

For Financial Intermediary Class shares under the plan, the fund may pay Legg Mason an annual 12b-1 fee in an amount up to 0.40% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of 0.25% of the fund's average daily net assets attributable to Financial Intermediary Class under the plan.

Other Compensation to Dealers:

Legg Mason may enter into agreements with other brokers to sell Primary Class shares of the fund. Legg Mason pays these brokers up to 100% of the distribution and service fee that it receives from the fund for those sales and for services to the investors who hold the shares. Legg Mason may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.

     Legg Mason, LMM LLC, Legg Mason Capital Management, Inc. and Legg Mason Fund Adviser, Inc. may pay non-affiliated entities out of their own assets to support the distribution of Financial Intermediary Class and Institutional Class shares and shareholder servicing.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[GRAPHIC] MANAGEMENT

Manager, Adviser and Administrator:

LMM LLC ("LMM") provides the fund with investment advisory and management services and is responsible for overseeing the fund's relationship with outside service providers, such as the sub-adviser, administrator, custodian, transfer agent, accountants, and lawyers. Under its advisory and management agreement with LMM, the fund pays LMM a fee calculated daily and paid monthly of 1.00% of its average daily net assets up to $100 million and 0.75% of its average daily net assets in excess of $100 million.

LMM has delegated certain advisory responsibilities to Legg Mason Capital Management, Inc. ("LMCM" or "adviser") and certain administrative responsibilities to Legg Mason Fund Adviser, Inc. ("LMFA"). Prior to April 1, 2005, Legg Mason Funds Management, Inc. ("LMFM") acted in the capacity in which LMCM currently acts. LMCM and LMFM are both wholly owned subsidiaries of Legg Mason, Inc. and the advisory personnel who managed the fund as employees of LMFM continue to do so as employees of LMCM. The compensation arrangement between LMM and LMCM is identical to the previous arrangement between LMM and LMFM. LMM pays LMCM a fee calculated daily and payable monthly of 0.10% of the average daily net assets of the fund up to $100 million and 0.05% of the average daily net assets of the fund in excess of $100 million. LMM pays LMFA a fee calculated daily and payable monthly of 0.05% of the average daily net assets of the fund. LMFA has agreed to waive all fees payable to it under the agreement with LMM indefinitely.

For its services during the fiscal year ended December 31, 2004, the fund paid LMM a fee equal to 0.76% of its average daily net assets. LMM, in turn, paid LMCM a fee equal to 0.05% of the fund's average daily net assets. A discussion regarding the basis for the Board's approval of the investment advisory contract with LMM is available in the fund's annual report to shareholders for the period ending December 31, 2005.

LMM, LMCM, and LMFA are each located at 100 Light Street, Baltimore, Maryland 21202. LMCM, LMFA and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

Portfolio Management:

Bill Miller, CFA, has been responsible for the day-to-day management of the fund since its inception. Mr. Miller has been employed by one or more subsidiaries of Legg Mason, Inc. since 1981. He currently serves as Managing Member of LMM LLC, the investment manager for the fund and as Chief Executive Officer & Chief Investment Officer for LMFM and LMCM.

The fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

[GRAPHIC]  SHAREHOLDER ELIGIBILITY

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 14 for Primary Class or the instructions beginning on page 15 for Institutional Class and Financial Intermediary Class.

The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund, through its Distributor, may waive the minimum initial investment requirements in its sole discretion.

Primary Class Shares

For questions regarding your eligibility to invest in Primary Class shares, contact your Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS") at 1-800-822-5544 or another authorized entity that has entered into an agreement with the fund's distributor to sell shares of the fund.

----------------------------------------------- --------------------------------
                                                      Primary Class Shares
----------------------------------------------- --------------------------------
Investment Minimums -
Initial Investment                                           $1,000
(per fund)

Subsequent Investments                                        $100
(per fund)
----------------------------------------------- --------------------------------
Automatic Investment Plans, including Legg
Mason Future First(R) Systematic Investment Plan               $50
(Minimum per transaction)
----------------------------------------------- --------------------------------
Minimum Account Size                                          $500
(per fund)
----------------------------------------------- --------------------------------

     Employer-sponsored retirement plans (i.e. 401(k), 403(b) or equivalent) where a Legg Mason Financial Advisor is providing advice, record-keeping or other shareholder services to the plan, are eligible for Primary Class shares in accordance with the minimum initial investment criteria set forth above.

Institutional Class and Financial Intermediary Class Shares

For questions regarding your eligibility to invest in Institutional Class or Financial Intermediary Class shares, contact Legg Mason Institutional Funds at 1-888-425-6432.

Prospective investors who are eligible to invest in Institutional Class or Financial Intermediary Class shares must advise the fund's Distributor, or other financial intermediary through which they are effecting a purchase, of their eligibility to purchase such shares and, where applicable, provide appropriate documentation confirming their eligibility.

The following classes of investors may purchase Institutional Class shares:

o Institutional investors that make an initial investment of at least $1 million in the fund. Generally, institutional investors are limited to corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors that invest in the fund through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor and that offer their clients
     Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k) or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by the Distributor.

o Employees of the fund's investment adviser and their spouses and children of such employees may purchase Institutional Class shares of the fund. For such investors, the minimum initial investment is $1,000 per fund and the minimum for each purchase of additional shares is $100. Due to operational limitations, some investment advisers may not have the operational capability to process transactions for their employees' accounts. Employees of an investment adviser should contact their operations department to determine if Institutional Class shares are available for their purchase.


The following classes of investors may purchase Financial Intermediary Class shares:

o Institutional investors that make an initial investment of at least $1 million in the fund. Generally, institutional investors are limited to corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors that invest through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor and that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k) or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by the Distributor.

[GRAPHIC] HOW TO INVEST

Purchasing Primary Class Shares

Prior to opening an account you should consult the section "Shareholder Eligibility" on page 12, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

     To open a regular, retirement or Coverdell Education Savings Account, contact a Legg Mason Financial Advisor, FIS, or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund.

Retirement accounts include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason Financial Advisor, FIS, or other entity offering the fund's shares to discuss which type of account might be appropriate for you. To view additional information regarding each type of account, visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments in shares of the fund. Contact your Legg Mason Financial Advisor, FIS, or other entity offering the fund's shares with any questions regarding your investment options.

                           PRIMARY CLASS SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund:

------------------------- --------------------------------------------------------------------------------
In Person                 If your account is through Legg Mason, give your Legg Mason Financial Advisor a check payable to Legg Mason Wood Walker, Incorporated. If your account is through another entity, provide payment to that entity in accordance with its instructions.
------------------------- --------------------------------------------------------------------------------
------------------------- --------------------------------------------------------------------------------
Mail                      If your account is through Legg Mason, mail your check, payable to Legg Mason
                          Wood Walker, Incorporated to your Legg Mason Financial Advisor or to Legg Mason
                          Funds Investor Services at P.O. Box 17023, Baltimore, MD 21297-0356. If
                          your account is through another entity, mail payment to that entity in accordance with its instructions.
------------------------- --------------------------------------------------------------------------------
------------------------- --------------------------------------------------------------------------------
Telephone or Wire         If your account is through Legg Mason, including FIS, call your Legg
                          Mason Financial Advisor or FIS at 1-800-822-5544 to transfer available cash balances in your brokerage account or arrange with your bank to transfer money directly from your bank. If your account is through another entity, contact that entity in accordance with its instructions. Wire transfers may be subject to a service charge by your bank.
------------------------- --------------------------------------------------------------------------------
------------------------- --------------------------------------------------------------------------------
Internet or TeleFund      FIS clients may purchase shares of the fund through Legg Mason's Internet site at www.leggmasonfunds.com or through TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
------------------------- --------------------------------------------------------------------------------
------------------------- --------------------------------------------------------------------------------
Automatic Investments     Arrangements may be made with some employers and financial institutions for regular automatic monthly investments in shares of the fund.
                          You may also reinvest dividends from certain unit investment trusts or other Legg Mason funds in shares of the fund.
------------------------- --------------------------------------------------------------------------------

                                       14


------------------------- --------------------------------------------------------------------------------
Future First (R)          Contact a Legg Mason Financial Advisor or FIS to enroll in Legg Mason's Future
Systematic Investment     First(R) Systematic Investment Plan.  This plan allows you to automatically
Plan                      invest a specific dollar amount at regular intervals.  The transfer agent will transfer money directly from your checking or savings account, your Legg Mason brokerage account, or another Legg Mason fund to purchase shares of the fund.
------------------------- --------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your Legg Mason Financial Advisor, FIS or other authorized entity before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Purchasing Institutional Class and Financial Intermediary Class Shares

Eligible investors may purchase Institutional Class or Financial Intermediary Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432.

Customers of authorized financial intermediaries may purchase shares only in accordance with instructions and limitations pertaining to their account at the authorized financial intermediary. Financial intermediaries may set different minimum investment requirements for their Customers' investments in accounts invested in Institutional Class or Financial Intermediary Class shares.

Prior to or concurrent with the initial purchase of Institutional Class or Financial Intermediary Class shares, each investor or financial intermediary must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, will be processed at the net asset value for that class as of the close of the Exchange on that day. The funds are open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the net asset value for that class as of the close of the Exchange on the next day the Exchange is open.

        INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS SHAREHOLDERS

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined below. Investors should always furnish a shareholder account number when making additional purchases.
Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

                                       15


----------------------- ----------------------------------------------------------------------------------
Mail                    If your account is through Legg Mason Institutional Funds, mail your check, payable to Legg Mason Wood Walker, Incorporated to Legg Mason Institutional Funds
                        at P.O. Box 17635, Baltimore, MD 21297-1635. If your account is through another entity, mail payment to that entity in accordance with its instructions.
----------------------- ----------------------------------------------------------------------------------
----------------------- ----------------------------------------------------------------------------------
Telephone               If your account is through Legg Mason Institutional Funds, call 1-888-425-6432 to purchase additional shares. If your account is through another entity, contact that entity in accordance with its instructions.
----------------------- ----------------------------------------------------------------------------------
----------------------- ----------------------------------------------------------------------------------
Wire Transfers          Shares can be purchased by wiring federal funds to State Street Bank and Trust
                        Company, the fund's custodian. Before wiring federal funds, you must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction;
                        shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

                        Funds should be wired through the Federal Reserve System to:

                                  State Street Bank and Trust Company
                                  ABA #011-000-028
                                  DDA #99046096
                                  Legg Mason [Insert name of fund]
                                  [Insert account name and number]

                        The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
----------------------- ----------------------------------------------------------------------------------
----------------------- ----------------------------------------------------------------------------------
Contributions of        Shares may be purchased and paid for by the contribution of eligible portfolio
Eligible Securities     securities, subject in each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question. Investors who wish to purchase fund shares through the contribution of securities should contact Legg Mason
                        Institutional Funds at 1-888-425-6432 for instructions.

                        Investors should realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of a fund, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund's adviser or the fund.

                        Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.)
----------------------- ----------------------------------------------------------------------------------

Future First Systematic Investment Plan:
Certain Institutional Class shareholders, as described below, may be eligible to participate in Legg Mason's Future First(R) Systematic Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. Contact a Legg Mason Financial Advisor or FIS to enroll in the plan. The transfer agent will transfer money directly from your checking or savings account, your Legg Mason brokerage account or another Legg Mason fund to purchase shares of the desired fund.

--------------------------------------------------- --------------------------------------------------
                                                                Minimum Investment Amount
              Eligible Shareholders                                 (per transaction)
--------------------------------------------------- --------------------------------------------------
--------------------------------------------------- --------------------------------------------------
Shareholders who hold shares through fee-based      $500 ($50 for shareholders of a fund as of the
advisory or brokerage account programs.             opening of regular trading on the Exchange on
                                                    June 23, 2005 that have remained in the fund
                                                    since that date.)
--------------------------------------------------- --------------------------------------------------
--------------------------------------------------- --------------------------------------------------
Employees of a fund's investment adviser and
their spouses and children of such employees.                              $50
--------------------------------------------------- --------------------------------------------------

Certain financial intermediaries that have agreements with Legg Mason or the fund may be authorized to accept purchase and redemption orders on their behalf. Once the authorized intermediary accepts the order, the intermediary's customer will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day. It is the financial intermediary's responsibility to transmit your order to the fund in a timely fashion.

As described above, Institutional Class or Financial Intermediary Class shares may be available through authorized financial intermediaries. The fund may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise, as appropriate. Legg Mason and its affiliates (including the advisers) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the funds available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Shares of the fund may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

If you are a customer of an institution or a client of a financial intermediary through whom you invest, be sure to consult their program literature for any policies on purchasing the fund's shares.

Shares of the fund may not be available for sale in certain states. Prospective investors should inquire as to whether shares of this particular fund are available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with Legg Mason Institutional Funds must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

         Legg Mason Institutional Funds
         P.O. Box 17635
         Baltimore, Maryland 21297-1635

[GRAPHIC]  HOW TO REDEEM YOUR SHARES

Redeeming Primary Class Shares

You may use any of the following methods to redeem shares of the fund:

------------------ ---------------------------------------------------------------------------------------------
Telephone          Call your Legg Mason Financial Advisor or FIS at1-800-822-5544 or other entity through which you hold shares to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

                   Proceeds will be credited to your brokerage account or a check will be sent to you by
                   Legg Mason or the entity through which you hold shares at your direction. Wire requests to
                   Legg Mason will be subject to a fee. For wire transfers, be sure that Legg Mason or the entity through which you hold shares has your bank account information on file.
------------------ ---------------------------------------------------------------------------------------------
------------------ ---------------------------------------------------------------------------------------------
Internet or        FIS clients may request a redemption of fund shares through Legg Mason's Internet site at
TeleFund           www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS (1-877-656-3863). Proceeds
                   will be credited to your brokerage account or a check will be sent to you by Legg Mason at your direction.
------------------ ---------------------------------------------------------------------------------------------
------------------ ---------------------------------------------------------------------------------------------
Mail               Send a letter to your Legg Mason Financial Advisor, to Legg Mason Funds Investor Services
                   at P.O. Box 17023, Baltimore, MD 21297-0356, or the entity through which you hold shares requesting redemption of your shares. The letter should be signed by all of the owners of the account. Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES - Signature Guarantee.")

                   Proceeds will be credited to your brokerage account or a check will be sent to you by Legg
                   Mason or the entity through which you hold shares, at your direction. Wire requests to
                   Legg Mason will be subject to a fee. For wire transfers, be sure that Legg Mason or the entity through which you hold shares has your bank account information on file.
------------------ ---------------------------------------------------------------------------------------------

Fund shares will be redeemed at the next net asset value calculated after your redemption request is received in proper form by the fund from your Legg Mason Financial Advisor, FIS or another authorized entity offering shares of the fund.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

Maximum Deferred Sales Charge (Primary Class shares)

The fund may impose, on certain accounts, a 1% redemption fee on all redemptions of Primary Class shares of the fund redeemed within 12 months of purchase. The fund will use the "first-in, first-out" method to determine the holding period of shares -- that is, the fund will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRAs (including IRA-based plans).

Redeeming Institutional Class and Financial Intermediary Class Shares

Institutional Class and Financial Intermediary Class shareholders may redeem shares through any of the four methods listed below. All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number; 2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and 4) the name, address, and account number to which the redemption payment should be sent.


----------------------- ------------------------------------------------------------
Telephone               Call Legg Mason Institutional Funds at 1-888-425-6432 to
                        request a redemption. Please have your account
                        information, as discussed above, ready when you call.
                        Redemptions over $10,000,000 may be initiated by
                        telephone, but must be confirmed in writing prior to
                        processing.
----------------------- ------------------------------------------------------------
----------------------- ------------------------------------------------------------
Mail                    Send a written request for redemption to Legg Mason
                        Institutional Funds, P.O. Box 17635, Baltimore, Maryland
                        21297-1635. Please include your account information, as
                        discussed above, with your written request.
----------------------- ------------------------------------------------------------
----------------------- ------------------------------------------------------------
Fax                     You can fax a request for redemption to Legg Mason
                        Institutional Funds at 410-454-5050. Please include your
                        account information, as discussed above, with your faxed
                        request.
----------------------- ------------------------------------------------------------
----------------------- ------------------------------------------------------------
Wire                    Communication To request a redemption by wire
                        communication with the Transfer Agent notify Legg Mason
                        Institutional Funds at 1-888-425-6432 of your intention
                        to redeem shares. Please have your account information,
                        as discussed above, ready when you call.
----------------------- ------------------------------------------------------------

Customers of financial intermediaries may redeem only in accordance with instructions and limitations pertaining to their account at the financial intermediary.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of regular trading on the Exchange on any day the Exchange is open, the Transfer Agent will redeem fund shares at that day's net asset value per share by class. Requests for redemption received by the Transfer Agent after the close of regular trading on the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Other supporting legal documents, such as copies of any trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order.

Additional Information about Redemptions:

Legg Mason and Legg Mason Institutional Funds will follow reasonable procedures to ensure the validity of any telephone, Internet or wire redemption requests, such as requesting identifying information from users or employing identification numbers. Legg Mason and Legg Mason Institutional Funds will not be responsible for any account losses due to fraudulent telephone, Internet or wire orders that it reasonably believes to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check, automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive illiquid securities.

[GRAPHIC]  ACCOUNT POLICIES

Calculation of Net Asset Value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each class of shares' sales price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

The fund's securities are generally valued on the basis of closing market prices or market quotations. OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. When closing market prices or market quotations are not readily available (such as when trading in a security is halted or when the principal exchange on which a security is traded closes early) or are considered by the adviser to be unreliable, the fund's securities are valued at fair value as determined under policies approved by the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. The fund values its foreign securities in U.S. dollars on the basis of foreign currency exchange rates prior to the close of trading on the Exchange, generally, 2:00 p.m., Eastern time. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using other methods of valuation.

To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:
o Remitting redemption proceeds to any person, address or bank account not on record.
o  Making changes to the account registration after the account has been opened.
o Transferring shares to an account in another Legg Mason fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

o    suspend the offering of shares for a period of time;
o    change its minimum investment amounts;
o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class); and
o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC") or the Investment Company Act of 1940, as amended.

Frequent Trading of Fund Shares:

Frequent trading in the fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund's other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the fund's Board of Directors has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund's frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to the Automatic Investment Plan and Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund's frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[GRAPHIC]  SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS, Legg Mason Institutional Funds, or other entity offering shares of the fund for sale.

Confirmations and Account Statements:

Primary Class Shareholders

You will receive a confirmation from Legg Mason or the firm through which you invest after each transaction involving Primary Class shares (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan, or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal
Plan). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive a quarterly statement.

Institutional Class and Financial Intermediary Class Shareholders

The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to financial intermediaries will include the total number of shares being held in safekeeping by the Transfer Agent. Beneficial ownership of shares held by customer accounts will be recorded by the financial intermediary and reflected in its regular account statements.

Institutional Class and Financial Intermediary Class shareholders who hold shares through fee-based advisory or brokerage account programs will receive confirmations and account statements from Legg Mason or other entity through which they hold shares in accordance with the procedures noted above for Primary Class shareholders.

Systematic Withdrawal Plan:

Primary Class shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more ($1,000 or more for IRAs and Coverdell Education Savings Accounts) may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. Certain Institutional Class and Financial Intermediary Class shareholders may also be eligible to make systematic withdrawals from the fund. These shareholders should contact Legg Mason Institutional Funds at 1-888-425-6432 to determine their account's eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:

Primary Class

Primary Class shares of the fund may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of The Royce Funds (except Royce TrustShares Fund). You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TeleFund or the Internet at www.leggmasonfunds.com.

Institutional Class and Financial Intermediary Class

Institutional Class and Financial Intermediary Class shares of the fund may be exchanged for shares of Legg Mason Cash Reserve Trust or for shares of the same class of any of the other Legg Mason funds, provided the investor meets the eligibility criteria of that class of that fund and the value of exchanged shares is at least $1 million. You can request an exchange in writing or by telephone. Some financial intermediaries and retirement plan administrators may not offer the Institutional Class or Financial Intermediary Class shares of all Legg Mason funds for exchange.

In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days' written notice to shareholders.

Mailing of Reports and Prospectuses:

If two or more members of a household own the same fund, we economize on fund expenses by combining all account communications in one convenient mailing. To take advantage of Legg Mason's free "householding" service contact your financial adviser, FIS or Legg Mason Institutional Funds as appropriate. If you do not want your mailings to be consolidated in that way, please follow the instructions listed below for your share class and we will send separate reports and prospectuses to each account holder living in your household.

----------------------------- ------------------------------------------------------------------------
Primary                       Class Shareholders Call your financial adviser or FIS at 1-800-822-5544 or write to Legg Mason Funds Investor Services, 100 Light Street, P.O. Box
                              17023, Baltimore, MD 21297-0356.
----------------------------- ------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------
Institutional Class and       Contact Legg Mason Institutional Funds at 1-888-425-6432 or write to
Financial Intermediary        Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, MD
Class Shareholders            21297-1635.
----------------------------- ------------------------------------------------------------------------

[GRAPHIC] DISTRIBUTIONS AND TAXES

The fund declares and pays dividends from any net investment income annually.

The fund distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gains may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the fund at least ten days before the next distribution is to be paid. Primary Class shareholders who have a minimum account balance of $10,000, may request that their dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Consultant Class shares of The Royce Funds (except Royce TrustShares Fund), provided these funds are available for sale in your state.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from the fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid. Distributions of the fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The fund's dividend and interest income on, and gains it realizes from disposition of, foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

As required by law, the fund will withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[GRAPHIC] PORTFOLIO DISCLOSURE POLICY

A description of the fund's policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the fund's Statement of Additional Information. The fund's complete portfolio holdings are available on the Legg Mason Funds' website at http://www.leggmason.com/funds/ourfunds/portfolioholdings/ approximately on the next to last business day of the month following each quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, on a quarterly basis approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[GRAPHIC] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm during those periods, whose report, along with the fund's financial statements, is incorporated by reference into the fund's Statement of Additional Information (see back cover) and is included in the fund's annual report. The fund's annual report is available upon request by calling toll-free 1-800-822-5544 for holders of Primary Class shares or 1-888-425-6432 for holders of Financial Intermediary Class or Institutional Class shares.



Primary Class:

                                                                     Years Ended December 31,
                                         ----------------------------------------------------------------------------------
                                                   2004            2003           2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------

Net asset value,
  beginning of year                             $ 13.77          $ 8.23          $9.80           $9.65          $10.00
                                         ----------------------------------------------------------------------------------
Investment operations
  Net investment income/(loss)                     (.09)           (.01)          .09              .04(A)         .04
  Net realized and unrealized
    gain/(loss) on investments                     1.99            5.60         (1.61)             .15(A)        (.21)
                                         ----------------------------------------------------------------------------------
  Total from investment operations                 1.90            5.59         (1.52)
                                                                                                   .19           (.17)
                                         ----------------------------------------------------------------------------------
Distributions
  From net investment income                        ---           (.05)          (.05)           (.04)           (.04)
  From net realized gain on
    investments                                     ---             ---            ---             ---           (.14)
                                         ----------------------------------------------------------------------------------
  Total distributions                               ---           (.05)          (.05)           (.04)           (.18)
                                         ----------------------------------------------------------------------------------
Net asset value, end of year                     $15.67          $13.77          $8.23           $9.80          $ 9.65
                                         ----------------------------------------------------------------------------------

Ratios/supplemental data
  Total return                                   13.80%          67.95%       (15.52)%           1.94%         (1.68)%
  Expenses to average net assets                  1.87%           1.90%          1.94%           1.89%           1.98%
  Net investment income/(loss)
    to average net assets                        (.66)%             ---           .99%            .45%(A)         .63%
  Portfolio turnover rate                         13.3%           27.3%          44.4%           59.6%           25.9%

Net assets, end of year
  (in thousands)                            $3,597,267      $2,759,299      $1,413,372     $1,717,283       $1,115,626
---------------------------------------------------------------------------------------------------------------------------

A As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended December 31, 2001, was an increase in net investment income per share of $.07, a decrease in net realized and unrealized gain/(loss) per share of $.07, and an increase in the ratio of net investment income/(loss) to average net assets from (.38)% to .45%. Per share data and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.

                                       29


Financial Intermediary Class:

                                                        Period Ended

                                                   ------------------------
                                                     December 31, 2004(A)
---------------------------------------------------------------------------

Net asset value,
   beginning of period                                        $14.15
                                                   ------------------
Investment operations:
   Net investment income/(loss)                                  .05
   Net realized and unrealized
     gain/(loss) on investments                                 1.56
                                                   ------------------
   Total from investment operations                             1.61
                                                   ------------------
Distributions:
   From net investment income                                   (.03)
   From net realized gain on investments                         ---
                                                   ------------------
   Total distributions                                          (.03)
                                                   ------------------

Net asset value, end of period                                $15.73
                                                   ------------------

Ratios/supplemental data:
   Total return                                               11.43%(B)
   Expenses to average net assets                              1.13%(C)
   Net investment income/(loss)
     to average net assets                                     1.03%(C)
   Portfolio turnover rate                                     13.3%

Net assets, end of period (in thousands)                    $332,678
---------------------------------------------------------------------

A For the period February 13, 2004 (commencement of operations) to December 31,
  2004.
B Not annualized.
C Annualized.








                                       30

Institutional Class:
                                                                             Years Ended December 31,
                                                  -------------------------------------------------------------------------------
                                                       2004            2003             2002           2001           2000(A)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                                     $13.75           $8.21            $9.78         $9.63          $10.45
                                                  -------------------------------------------------------------------------------
Investment operations:
   Net investment income/(loss)                             .08             .06              .18           .12(B)         .03
   Net realized and unrealized
     gain/(loss) on investments                            1.98            5.64           (1.60)           .15(B)        (.59)
                                                  -------------------------------------------------------------------------------
   Total from investment operations                        2.06            5.70           (1.42)           .27           (.56)
                                                  -------------------------------------------------------------------------------
Distributions:
   From net investment income                             (.03)           (.16)            (.15)         (.12)           (.12)
   From net realized gain on investments                    ---             ---              ---           ---           (.14)
                                                  -------------------------------------------------------------------------------
   Total distributions                                    (.03)           (.16)            (.15)         (.12)           (.26)
                                                  -------------------------------------------------------------------------------

Net asset value, end of year                             $15.78          $13.75            $8.21         $9.78          $ 9.63
                                                  -------------------------------------------------------------------------------

Ratios/supplemental data:
   Total return                                          15.02%          69.49%         (14.58)%         2.88%         (5.38)%(C)
   Expenses to average net assets                          .84%            .87%             .91%          .87%            .91%(D)
   Net investment income/(loss)
     to average net assets                                 .40%            .98%            2.05%         1.45%(B)         .92%(D)
   Portfolio turnover rate                                13.3%           27.3%            44.4%         59.6%           25.9%

Net assets, end of year
   (in thousands)                                      $193,873        $104,968          $31,523        $30,995         $12,816
---------------------------------------------------------------------------------------------------------------------------------

A For the period June 26, 2000 (commencement of operations) to December 31,
  2000.
B As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended December 31, 2001, was an increase in net investment income per share of $.07, a decrease in net realized and unrealized gain/(loss) per share of $.07, and an increase in the ratio of net investment income/(loss) to average net assets from .62% to 1.45%. Per share data and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.
C  Not annualized.
D  Annualized.

--------------------------------------------------------------------------------
Legg Mason Opportunity Trust
--------------------------------------------------------------------------------

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The fund's SAI is available free of charge at the Legg Mason Funds websites listed below.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund's annual and semi-annual reports are available free of charge at the Legg Mason Funds websites listed below.

To request the SAI or any reports to shareholders, or to obtain more information:

                                         Institutional Class and Financial
    Primary Class Shareholders           Intermediary Class Shareholders
Legg Mason Funds Investor Services         Legg Mason Institutional Funds
 100 Light Street, P.O. Box 17023          P.O. Box 17635
  Baltimore, Maryland 21297-0356           Baltimore, Maryland 21297-1635
          1-800-822-5544                   1-888-425-6432
      www.leggmasonfunds.com               www.lminstitutionalfunds.com


Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



LMF-077                             Investment Company Act File Number: 811-9613